UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 13, 2008
_________________________

Auriga Laboratories, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-26013	84-1334687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5284 Adolfo Road, Camarillo, California  93012
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (805)437-7200

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 13, 2008, Auriga Laboratories, Inc. (the “Company”) issued to Prospector Capital Partners, LLC, a Delaware limited liability company (“Lender”) a Senior Secured Promissory Note (the “Note”) in the principal amount of $750,000.  The Note is due and payable on January 31, 2009.  The Note bears no interest.  As consideration for the Note, the Company entered into a Royalty Participation Agreement (the “Royalty Agreement”) with Lender.

Under the Royalty Agreement, the Company shall make royalty payments to Lender of 7.5% of “net sales,” as defined in the Royalty Agreement, on two products:  (1) a dextroamphetamine sulfate oral solution subject of that certain License Agreement between Outlook Pharmaceuticals, Inc. and the Company, dated November 28, 2007, and (2) an acetaminophen/codeine product subject of that certain Manufacturing and Supply Agreement between Mikart, Inc. and the Company, dated October 29, 2007.  The Company is obligated to make such royalty payments to Lender until aggregate royalty payments equal $6,000,000.

As additional consideration for the Note, the Company issued to Lender a 30-month warrant to acquire up to 500,000 shares of the Company’s common stock at an exercise price of $0.039 per share.

To secure the Note, the Lender has been granted a first priority interest in all of the assets of the Company pursuant to the terms and conditions of a Security Agreement dated February 13, 2008. The Note allows prepayment at any time to remove the security interest.  The Lender has agreed to subordinate its security interests in the event the Company enters into a receivables line of credit of up to $1.5M or a term loan of up to $1.0M.

The complete terms and conditions of the foregoing transaction are set forth in the following documents, which are attached hereto as exhibits:  Senior Secured Promissory Note, Security Agreement, Auriga Laboratories, Inc. Common Stock Warrant, Senior Secured Note and Warrant Purchase Agreement, and Royalty Participation Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable

(b) Pro Forma Financial Information.
Not applicable

(c) Shell Company Transactions.
Not Applicable

(d) Exhibits.

Exhibit Number	Description

10.1	Senior Secured Promissory Note
10.2	Security Agreement
10.3	Auriga Laboratories, Inc. Common Stock Warrant
10.4	Senior Secured Note and Warrant Purchase Agreement
10.5	Royalty Participation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Auriga Laboratories, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2008	AURIGA LABORATORIES, INC.

By: /s/ Frank R. Greico
Frank R. Greico
Chief Executive Officer